UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2010

TRANSDIGM GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-210738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 706-2960

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

“Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” is hereby incorporated by reference into this “Item 1.01 Entry into a Material Definitive Agreement.”

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Issuance of Senior Subordinated Notes; Indenture

On December 22, 2010, TransDigm Inc. (“TransDigm”), a wholly-owned subsidiary of TransDigm Group Incorporated (“TransDigm Group”), issued $50 million in aggregate principal amount of its 7.75% Senior Subordinated Notes due 2018 (the “Notes”) at an issue price of 100% of the principal amount thereof in a private offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended, and to persons outside the United States under Regulation S under the Securities Act of 1933, as amended. The Notes were issued pursuant to an indenture dated as of December 14, 2010 (the “Indenture”) among TransDigm, as issuer, TransDigm Group and the subsidiaries of TransDigm named therein as guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee.

The Notes bear interest at the rate of 7.75% per annum, which accrues from December 14, 2010 and is payable semiannually in arrears on June 15 and December 15 of each year, commencing on June 15, 2011. The Notes mature on December 15, 2018, unless earlier redeemed or repurchased, and are subject to the terms and conditions set forth in the Indenture.

TransDigm may redeem some or all of the Notes at any time after December 14, 2010 at the redemption prices and on the terms specified in the Indenture. If TransDigm Group or TransDigm experiences specific kinds of changes in control or TransDigm Group or any of its restricted subsidiaries sells certain of its assets, then TransDigm must offer to repurchase the Notes on the terms set forth in the Indenture.

The Notes are subordinated to all of TransDigm’s existing and future senior debt, rank equally with all of its existing and future senior subordinated debt and rank senior to all of its future debt that is expressly subordinated to the Notes. The Notes are guaranteed on a senior subordinated unsecured basis by TransDigm Group and its wholly-owned domestic subsidiaries named in the Indenture. The guarantees of the Notes are subordinated to all of the guarantors’ existing and future senior debt, rank equally with all of their existing and future senior subordinated debt and rank senior to all of their future debt that is expressly subordinated to the guarantees of the Notes. The Notes are structurally subordinated to all of the liabilities of TransDigm Group’s non-guarantor subsidiaries.

The Indenture contains certain covenants that, among other things, limit TransDigm Group’s ability, and the ability of certain of its subsidiaries, to incur additional indebtedness, pay dividends or make distributions or certain other restricted payments, purchase or redeem capital stock, make investments or extend credit, engage in certain transactions with affiliates, engage in sale-leaseback transactions, consummate certain assets sales, effect a consolidation or merger, or sell, transfer, lease or otherwise dispose of all or substantially all assets, or create certain liens and other encumbrances on assets. The Indenture contains events of default customary for agreements of its type (with customary grace periods, as applicable) and provides that, upon the occurrence of an event of default arising from certain events of bankruptcy or insolvency with respect to TransDigm Group or TransDigm, all outstanding Notes will become due and payable immediately without further action or notice. If any other type of event of default occurs and is continuing, then the trustee or the holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

Registration Rights Agreement

In connection with the issuance of the Notes, TransDigm, TransDigm Group, TransDigm’s subsidiary guarantors party thereto (the “Guarantors”) and UBS Securities LLC and Credit Suisse Securities (USA) LLC as representatives (the “Representatives”) for the initial purchasers listed therein, entered into a registration rights agreement, dated December 22, 2010 (the “Registration Rights Agreement”). Under the Registration Rights Agreement, if TransDigm has not previously filed with the Securities and Exchange Commission (the “SEC”) a registration statement contemplated by that certain Registration Rights Agreement, dated as of December 14, 2010, among TransDigm, TransDigm Group, the Guarantors and the Representatives, TransDigm and the Guarantors agreed, for the benefit of the holders of the Notes, that they will file with the SEC within 180 days after the date the Notes are issued, and use their commercially reasonable efforts to cause to become effective, a registration statement relating to an offer to exchange the Notes for an issue of SEC-registered notes (the “Exchange Notes”) with terms identical to the Notes (except that the Exchange Notes will not be subject to restrictions on transfer or to any increase in annual interest rate as described below).

Under certain circumstances, including, if applicable, interpretations of the staff of the SEC, if TransDigm is not permitted to effect the exchange offer, TransDigm and the Guarantors will use their reasonable best efforts to cause to become effective a shelf registration statement relating to resales of the Notes and to keep that shelf registration statement effective until the second anniversary of the date such shelf registration statement becomes effective, or such shorter period that will terminate when all Notes covered by the shelf registration statement have been sold.

If the exchange offer registration statement is not filed by June 20, 2011, the shelf registration statement is not filed within 60 days after the date on which the obligation to file the shelf registration statement arises, the exchange offer registration statement or, if required, the shelf registration statement is not declared effective by the SEC by September 19, 2011, the exchange offer is not completed within 40 days after the filing of the exchange offer registration statement (or, if required, the shelf registration statement is not declared effective within 60 days after the filing of the shelf registration statement), or after either the exchange offer registration statement or the shelf registration statement is declared or becomes effective, such registration statement ceases to be effective or usable, TransDigm will pay additional interest at the rate of $0.05 per week per $1,000 principal amount of Notes for the first 90-day period immediately following, and increasing by an additional $0.05 per week per $1,000 principal amount of Notes for each subsequent 90-day period, up to a maximum additional rate of 1.0% per annum thereafter until the exchange offer is completed, the shelf registration statement is declared effective or the obligation to complete the exchange offer and/or file the shelf registration statement terminates, at which time the interest rate will revert to the original interest rate on the date the Notes were originally issued.

The foregoing descriptions of the terms of the Indenture and the Registration Rights Agreement are qualified in their entirety by the full text of these agreements, copies of which are filed herewith as Exhibits 4.1 and 4.4, respectively, and are incorporated by reference herein.

Item 8.01 Other Events.

On December 22, 2010, TransDigm Group issued a press release announcing that it has completed its previously announced private offering of the Notes. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of December 14, 2010, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 7.75% Senior Subordinated Notes due 2018, which is incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K of the Registrant filed with the Securities and Exchange Commission on December 16, 2010.

4.2	Form of 7.75 % Senior Subordinated Notes due 2018 (included in Exhibit 4.1).

4.3	Form of Notation of Guarantee (included in Exhibit 4.1).

4.4	Registration Rights Agreement, dated as of December 22, 2010, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and UBS Securities LLC and Credit Suisse Securities (USA) LLC as representatives for the initial purchasers listed therein.

99.1	Press Release of TransDigm Group Incorporated, dated December 22, 2010, announcing the completion of the Notes offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Executive Vice President, Chief Financial Officer and Secretary

Date: December 22, 2010

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of December 14, 2010, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 7.75% Senior Subordinated Notes due 2018, which is incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K of the Registrant filed with the Securities and Exchange Commission on December 16, 2010.

4.2	Form of 7.75 % Senior Subordinated Notes due 2018 (included in Exhibit 4.1).

4.3	Form of Notation of Guarantee (included in Exhibit 4.1).

4.4	Registration Rights Agreement, dated as of December 22, 2010, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and UBS Securities LLC and Credit Suisse Securities (USA) LLC as representatives for the initial purchasers listed therein.

99.1	Press Release of TransDigm Group Incorporated, dated December 22, 2010, announcing the completion of the Notes offering.